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                          UBS TACTICAL ALLOCATION FUND

              Supplement to the Prospectus dated December 12, 2003


                                                                January 14, 2004

Dear Investor,

     The following supplements information contained in the Prospectus section titled "Managing Your Fund Account":

     The first sentence under the sub-heading "Class Y Shares" is deleted and replaced by the following:

     Shareholders pay no front-end sales charges on Class Y shares. However, as principal underwriter of the Fund, UBS Global AM makes ongoing payments out of its own resources, in an amount up to 25% of the net management fee, to affiliated and unaffiliated dealers that sell Class Y shares of the Fund. The net management fee is the contractual management fee less any management fee waivers.

     The following is inserted after the last paragraph of the sub-section titled "Buying Shares:"

Additional Compensation to Affiliated Dealer

     UBS Global AM pays its affiliate, UBS Financial Services Inc., the following additional compensation in connection with the sale of Fund shares:

          o 0.05% of the value (at the time of sale) of all shares of the Fund sold through UBS Financial Services Inc.

          o a monthly retention fee at the annual rate of 0.10% of the value of shares of the Fund that are held in a UBS Financial Services Inc. account at month-end.

     The foregoing payments are made by UBS Global AM out of its own resources.

                                                                   Item # ZS-235